                                                   Filed pursuant to Rule 497(c)
                                                 File Nos. 33-79742 and 811-8546



















                            THE BRAMWELL GROWTH FUND

                 A No-Load Diversified Mutual Fund Whose Primary
                       Investment Objective is to Achieve
                            Long-Term Capital Growth.





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                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1996



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        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Bramwell Growth Fund dated November 1, 1996, as amended from time to time, a copy of which may be obtained without charge by calling 800- BRAMCAP or writing to Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES...........................................  1

DIRECTORS AND OFFICERS.......................................................  9

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 12

DISTRIBUTION PLAN.............................................................13

PORTFOLIO TURNOVER........................................................... 13

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 14

PERFORMANCE INFORMATION...................................................... 15

TAX STATUS................................................................... 17

NET ASSET VALUE.............................................................. 20

CAPITAL STRUCTURE............................................................ 20

HOW TO REDEEM SHARES......................................................... 21

EXPERTS...................................................................... 22

FINANCIAL STATEMENTS......................................................... 22

APPENDIX.....................................................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES


Investment Objectives and Policies

        Long-term capital growth is the Fund's primary investment objective. Current income is a secondary objective. Under normal circumstances the Fund's assets are primarily invested in common stock and high grade securities convertible into common stock, but the Fund may also hold cash or cash equivalents and invest without limit in U.S. government obligations if its investment adviser, Bramwell Capital Management, Inc. determines that a temporary defensive position is advisable. The Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

Fundamental Investment Restrictions. The following restrictions are deemed to be fundamental policies and may not be changed without the approval of a majority of the Fund's outstanding voting securities. Except with respect to investment restriction 4, the percentage limitations set forth below, as well as those described elsewhere in the Prospectus and this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by the Fund.

1. The Fund may not invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry.

2. With respect to 75% of its assets, the Fund may not invest more than 5% of the market value of its total assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

3. With respect to 75% of its assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer (other than obligations of the U.S.
        Government);

4. The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to currency exchange contracts, futures contracts and other permitted investments shall not be deemed to entail the issuance of senior securities if appropriately covered. The Fund will not make any investments while outstanding borrowings exceed 5% of the value of its total assets.

5. The Fund may not make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

6. The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

7. The Fund may not (a) purchase or sell commodities or commodity contracts (other than financial futures and related options), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin, except for such short-term credit as may be necessary for the clearance of transactions and except for borrowings in amounts not exceeding 10% of its net assets.

8. The Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

9. The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.

        The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in this Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lesser of (a) more than 50% of its outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy. The Fund's investment objectives, as well as those policies and restrictions which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objective. However, the Fund will not change its investment policies or restrictions without written notice to shareholders.

        Except as otherwise noted herein and in the Fund's prospectus, the Fund's investment objectives and policies may be changed by a vote of the Directors without a vote of shareholders. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments with respect to the Fund more restrictive than the investment policies listed above and in the Prospectus. Should the Fund determine that any commitment made to permit the sale of the Fund's shares in any state is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

Further Information on the Nature of the Fund's Investments

General Characteristics of Convertible Securities. The Fund may invest only in high grade convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. "High grade" securities are those rated within the three highest ratings categories of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or that are determined by the investment adviser to be of equivalent quality. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

        Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

        Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

General Characteristics of Foreign Securities. Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund may be subject to greater price fluctuation than securities of U.S. companies.

        Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

        Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchase or writing put or call options on foreign currencies.

General Characteristics of Securities Lending. In compliance with Securities and Exchange Commission guidelines, any loans by the Fund of securities in its portfolio would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or any agency thereof, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P or Moody's or has been determined by the investment adviser to be of equivalent quality).

        The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund's performance.

General Characteristics of Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security, index or currency (in the case of a call option) or to sell a specified security, index or currency (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.

        The Fund may invest in both conventional options which generally have a maximum life of 9 months or less as well as longer term options which may be exercised for longer periods of up to two or three years. Premiums paid (or received) upon the purchase (or sale) of these long term options may be two to three times the price of a short-term option.

        The Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security, index or currency might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

        Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

        The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

General Characteristics of Futures. The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

        The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

General Characteristics of Currency Transactions. A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a rating within the two highest grades assigned by S&P or Moody's or that are determined by the investment adviser to be of equivalent quality.

        The Fund's dealings in currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

        The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to cross hedging as described below.

        The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

        Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated Accounts. Futures contracts, options, options on futures contracts, foreign forward currency contracts and foreign currency contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Investment in Unseasoned Issuers. The Fund may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would not cause the value of the Fund's investments in all such companies to exceed 5% of the value of its net assets.


                             DIRECTORS AND OFFICERS

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below.


                                                            Principal Occupations During
                              Positions held                the Past Five
Name, Address and Age         with the Fund                 Years
---------------------         -------------                 ----------------------------

Elizabeth R. Bramwell*        Director, President and       President and Chief Executive
745 Fifth Avenue              Chief Executive Officer,      Officer, Bramwell Capital
New York, NY 10151            Chief Financial Officer       Management (February 1994-
Age: 56                       and Chief Investment          present); President, Chief
                              Officer                       Investment Officer, Portfolio
                                                            Manager and Trustee, The
                                                            Gabelli Growth Fund (April
                                                            1987-February 1994).

J. Sinclair Armstrong         Director                      Partner (1980-1984) and
200 Park Avenue                                             Counsel (1984-1995),
New York, NY 10166                                          Whitman Breed Abbott &
Age: 81                                                     Morgan (formerly Whitman
                                                            Ransom) (law firm);
                                                            Director and
                                                            Secretary, The Reed
                                                            Foundation,
                                                            (1986-present)
                                                            (philanthropy);
                                                            Executive Vice
                                                            President, U.S.
                                                            Trust Co. of New
                                                            York (1959-1980);
                                                            Assistant Secretary
                                                            of the Navy for
                                                            Financial Management
                                                            and Comptroller,
                                                            Department of the
                                                            Navy (1957-1959);
                                                            Chairman (1955-
                                                            1957) and
                                                            Commissioner
                                                            (1953-1957) of the
                                                            Securities and
                                                            Exchange Commission.

Isabel H. Benham              Director                      Treasurer (1995-present) and
745 Fifth Avenue                                            former President (1992-1995),
New York, NY 10151                                          Board of Trustees of the John
Age: 87                                                     W. Barringer III National
                                                            Railroad Library; Director,
                                                            Executive Committee, Finance
                                                            Committee, St. Louis
                                                            Mercantile Library (1993-
                                                            1995); President, Printon
                                                            Kane Research Inc. (1978-
                                                            1991) (railroad analysis and
                                                            valuations); Senior Vice
                                                            President, Shearson Haydon
                                                            Stone Corp. (1968-1978).




                                        9



George F. Keane               Director                      President Emeritus and Senior
450 Post Road East                                          Investment Advisor (1993-
Westport, CT 06880                                          present) and founding Chief
Age: 67                                                     Executive Officer (1971-1992),
                                                            The Common Fund (investment
                                                            management); President Emeritus
                                                            and Senior
                                                            Investment Advisor
                                                            (1993- present) and
                                                            Founding Chief
                                                            Executive Officer
                                                            (1988-1992),
                                                            Endowment Advisers,
                                                            Inc. (investment
                                                            management);
                                                            Director and
                                                            Chairman of
                                                            Investment
                                                            Committee, United
                                                            Negro College Fund
                                                            (1982-present);
                                                            Trustee,
                                                            Nicholas-Applegate
                                                            Investment Trust
                                                            (1993- present);
                                                            Member, Investment
                                                            Advisory Committee,
                                                            New York State
                                                            Common Retirement
                                                            Fund (1982-
                                                            present); Director,
                                                            School, College and
                                                            University
                                                            Underwriters Ltd.,
                                                            Bermuda
                                                            (1986-present);
                                                            Director, United
                                                            Educators Risk
                                                            Retention Group
                                                            (1989- present);
                                                            Director, RCB Trust
                                                            Company
                                                            (1991-present);
                                                            Director, National
                                                            Association of
                                                            College & University
                                                            Business Officers
                                                            (1993- present);
                                                            Chairman of the
                                                            Board, Trigen Energy
                                                            Corporation
                                                            (1994-present);
                                                            Director, Universal
                                                            Stainless & Alloy
                                                            Products (1994-
                                                            present).


James C. Sargent              Director                      Counsel, Opton, Handler,
52 Vanderbilt Avenue                                        Gottlieb, Feiler & Katz (1995-
New York, NY  10017                                         present) (law firm); Director,
Age: 80                                                     Scan-Graphics (1992-present);
                                                            Director, Austin's
                                                            International
                                                            (1992-present);
                                                            Partner, Whitman
                                                            Breed Abbott &
                                                            Morgan (formerly
                                                            Whitman Ransom)
                                                            (1964- 1994) (law
                                                            firm); Assistant
                                                            General Counsel, CIT
                                                            Finance Corporation
                                                            (1960-1964);
                                                            Regional
                                                            Administrator, New
                                                            York City
                                                            (1955-1956) and
                                                            Commissioner
                                                            (1956-1960),
                                                            Securities and
                                                            Exchange Commission.

                                       10



Martha R. Seger, Ph.D.        Director                      Chairman, Martha Seger &
220 Park Avenue                                             Associates (1992-present);
Birmingham, MI  40889                                       Current Director, Amerisure,
Age: 64                                                     Amoco, Providian, Fluor,
                                                            Johnson Controls,
                                                            Kroger, Tucson
                                                            Electric Power and
                                                            Xerox; Governor,
                                                            Federal Reserve
                                                            Board (1984-1991);
                                                            Commissioner of
                                                            Financial
                                                            Institutions, State
                                                            of Michigan
                                                            (1981-1982); Chief
                                                            Economist, Detroit
                                                            Bank & Trust
                                                            (Comerica)(1967-1974).

Mary F. McCollum              Secretary and Treasurer       Executive Vice President,
745 Fifth Avenue                                            Bramwell Capital
New York, NY 10151                                          Management (May 1994-
Age: 50                                                     present);
                                                            Vice President,
                                                            Operations and
                                                            Corporate Secretary
                                                            (1985-1993),
                                                            Assistant Treasurer/
                                                            Assistant Secretary
                                                            (1983-1985) and
                                                            Financial
                                                            Administrator
                                                            (1982-1983), The
                                                            Common Fund
                                                            (investment
                                                            management).


Margaret Bancroft             Assistant Secretary           Partner, Dechert Price &
477 Madison Avenue                                          Rhoads (law firm and counsel
New York, NY 10022                                          to the Fund).
Age: 58

_________________________

* Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act). The Directors of the Fund who are officers or employees of the investment adviser receive no remuneration from the Fund. Each of the other Directors is paid an annual retainer of $3,000 and a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings.

        The following table sets forth information regarding compensation of the Directors by the Fund for the fiscal year ended June 30, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund.

                                      Compensation Table*
                              (Fiscal Period ended June 30, 1996)


                                                                                                   Total
                                                    Pension or                                 Compensation
                                Aggregate           Retirement                                From Registrant
                              Compensation       Benefits Accrued          Estimated             and Fund
                                  From              as Part of          Annual Benefits       Complex Paid**
    Name of Director           Registrant          Fund Expenses        Upon Retirement        to Directors
    ----------------          ------------       ----------------       ---------------       ---------------

Elizabeth R. Bramwell               0                    0                     0                     0

J. Sinclair Armstrong            $5,000                None                   N/A                 $5,000

Isabel H. Benham                 $5,000                None                   N/A                 $5,000

George F. Keane                  $5,000                None                   N/A                 $5,000

James C. Sargent                 $5,000                None                   N/A                 $5,000

Martha R. Seger                  $5,000                None                   N/A                 $5,000


______________________

*       Compensation is for the fiscal year ended June 30, 1996.

** The Fund is not part of any fund complex because it is not related to any registered investment company and its investment adviser does not act as investment adviser to any other registered investment company (although it does act as subadviser with respect to the assets of such a company); accordingly, the compensation reported in column (5) includes only compensation paid by the Fund.

        As of October 16, 1996, the officers and Directors of the Fund owned 1.5% of the outstanding shares of capital stock of the Fund. The Fund knows of no person who owns beneficially more than 5% of the capital stock of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

        For the Fund's first fiscal period (the period from August 1, 1994 through June 30, 1995), the Fund paid the investment adviser an investment advisory fee of $15,615. During that period, the investment adviser earned an investment advisory fee of $211,052 pursuant to its investment advisory agreement with the Fund, but voluntarily waived $195,437 of such fee in order to limit the Fund's expenses to an annual rate of 1.75% of its average net assets during such period.

        For the fiscal period ended June 30, 1996, the Fund paid the investment adviser an investment advisory fee of $1,195,114. During that period, the investment adviser earned an investment advisory fee of $1,238,851 pursuant to its investment advisory agreement with the

Fund, but voluntarily waived $43,737 of such fee in order to limit the Fund's expenses to an annual rate of 1.75% of its average net assets during such period. The investment adviser has voluntarily agreed to so limit the Fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) until June 30, 1997. After such date, the expense limitation may be terminated or revised at any time.

        For the Fund's fiscal period from August 1, 1994 through June 30, 1995, the Fund paid the administrator a fee of $58,607. For the fiscal year ended June 30, 1996, the Fund paid the administrator a fee of $155,413.

                                DISTRIBUTION PLAN

        The Fund has adopted a Service and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time-to-time by the Board of Directors, or up to 0.25% of the Fund's average daily net assets.

        Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of Financial Service Agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

        For the fiscal year ended June 30, 1996, the distribution expenses related to the Fund were $67,888 for Fund literature and materials, $82,896 for advertising, $191,129 for broker fees, and $136,348 for Fund reports and materials for current shareholders and administration of current accounts. The Fund paid BramCap $309,708 of the total $478,261 as reimbursement for these costs under the Plan, with the balance being borne by BramCap.

        Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Plan is likely to benefit shareholders.

                               PORTFOLIO TURNOVER

        While it is difficult to predict, the investment adviser expects that the annual portfolio turnover rate of the Fund will not exceed 100%. A greater rate may be experienced during periods of marketplace volatility which necessitate more active trading, as was the case in the 1996 fiscal year. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. The Fund's portfolio turnover rate for the fiscal year ended June 30, 1996 was 118%.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the investment adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

        In selecting a broker to execute each particular transaction, the investment adviser takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the investment adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the investment adviser's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Directors may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the investment adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the investment adviser's ongoing responsibilities with respect to the Fund.

        Research and investment information is provided by these and other brokers at no cost to the investment adviser and is available for the benefit of other accounts advised by the investment adviser and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the investment adviser's expenses, it is not possible to estimate its value and in the opinion of the investment adviser it does not reduce the investment adviser's expenses in a determinable amount. The extent to which the investment adviser makes use of statistical, research and other services furnished by brokers is considered by the investment adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The investment adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.

        For the Fund's fiscal year ended June 30, 1996, the Fund paid a total of $332,163 in brokerage commissions with respect to portfolio transactions aggregating $334,485,691. Of such amount, $6,342 in brokerage commissions with respect to portfolio transactions aggregating $21,976,864 was placed with brokers or dealers who provide research and investment information.

        From commencement of the Fund's business activities on August 1, 1994 through the end of its first fiscal period on June 30, 1995, the Fund paid a total of $95,724 in brokerage commissions with respect to portfolio transactions aggregating $58,653,636. Of such amount, $6,342 in brokerage commissions with respect to portfolio transactions aggregating $3,884,929 was placed with brokers or dealers who provide research and investment information.

                             PERFORMANCE INFORMATION

        From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

Average Annual Total Return

        Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

               Where:

               T      =      average annual total return

               P      =      a hypothetical initial investment of $1,000

               n      =      number of years

               ERV    =      ending redeemable value: ERV is the value, at the
                             end of the applicable period, of a hypothetical
                             $1,000 investment made at the beginning of the applicable period.

        It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses. The average annual returns for the fiscal year ended June 30, 1996 and since inception (August 1, 1994) through June 30, 1996 were 19.0% and 22.1%, respectively.

        In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Comparison of Portfolio Performance

        Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

        In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, and the Russell 2000 Index.

        From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a Fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

        Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

        Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Bramwell Capital funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

        Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

                                   TAX STATUS

        The Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities; (ii) options, futures, or forward contracts (other than those on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

        As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Options, Futures and Foreign Currency Forward Contracts

        Some of the options, futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character.

Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

        The transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

        The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

        The 30% Limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts.

Currency Fluctuations -- "Section 988" Gains or Losses

        Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Distributions

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

        If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

Disposition of Shares

        Upon a redemption, sale or exchange of his or her shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

Backup Withholding

        The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of Fund shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

Other Taxation

        Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                 NET ASSET VALUE

        The Fund's net asset value per share will be calculated separately from the per share net asset value of any other fund of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each fund will be charged with the direct liabilities of that fund and with a share of the general liabilities of the Company's funds. Subject to the provisions of the Charter, determinations by the Directors as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular fund are conclusive.

                                CAPITAL STRUCTURE

Description of Shares

        The Company is an open-end management investment company organized as a Maryland corporation on June 3, 1994. The Company's Charter authorizes the Board of Directors to issue up to 500 million shares of common stock, par value $.0001 per share. Two hundred million shares of the Company's authorized common stock have been initially allocated to the Fund. Each share of the Fund has equal voting, dividend, distribution and liquidation rights.

        Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

        Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

        Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

        Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding (or of a class or series of the Company, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Charter provides that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Company outstanding (or of a class or series).

                              HOW TO REDEEM SHARES

        The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend or holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

        The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

        It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

                                     EXPERTS

        The Financial Statements of the Fund as of June 30, 1996 incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., independent certified public accountants, given on the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

          The Fund's financial statements and notes thereto appearing in the June 30, 1996 Annual Report to Shareholders and the report thereon of Coopers & Lybrand L.L.P., independent certified public accountants, appearing therein, are incorporated by reference in this Staetment of Additional Information. The Fund will furnish, without charge, a copy of such Annual Report to Sharehodlers on request. Requests should be made by calling 1-800-BRAMCAP or writing to Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202.

                                    APPENDIX



                        RATINGS OF INVESTMENT SECURITIES

        A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

        The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation.

Moody's Investors Service, Inc. Ratings.

        Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

        Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

        A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                       A-1

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        B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

        Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

Standard & Poor's Corporation Rating.

        AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

        AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

        A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

        BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                                       A-2

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                                  Cover Letter


                                                                November 5, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  The Bramwwell Funds, Inc.
          Securities Act File No. 33-79742
          Investment Company Act File No. 811-8546
          ----------------------------------------

Ladies and Gentlemen:

     Pursuant to Rule 497(c) promulgated under the Securities Act of 1933 (the "1933 Act"), please find attached for electronic filing the Statement of Additional Information of The Bramwell Funds, Inc. used after the effective date of the Registration Statement in the exact form in which it was used.

                                   Sincerely,



                                   \s\ Jennifer A. Olvey


Attachment

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